Acquisitions	6 Months Ended
Jul. 31, 2012
Acquisitions
Acquisitions

2. Acquisitions

        The Company completed a number of acquisitions of the equity interests or operating assets of specialty mattress retailers. These acquisitions: (a) increase the Company's store locations and market share in markets in which the Company previously operated, which generally results in greater expense synergies and leverage over market-level costs, such as advertising and warehousing, or (b) provide an efficient way to enter new markets in which the Company did not previously operate and which provide a platform for further growth. Results of operations of the acquired businesses are included in the Company's results of operations from the respective effective dates of the acquisitions.

        Acquisitions During Fiscal 2010—Effective May 13, 2010, the Company acquired the land and building of a Mattress Firm store location in Houston, Texas, for a purchase price of $2.3 million consisting of cash and a mortgage loan in the amount of $2.1 million, as further described in Note 5. No goodwill was recognized related to the transaction.

        Effective October 15, 2010, the Company acquired the equity interests of a mattress specialty retailer, Peak Management, LLC ("Peak"), a former Mattress Firm franchisee, for $3.8 million, consisting of cash and a contingent payment that is based on future sales of the acquired stores. The contingent payment in the amount of $2.0 million was paid in December 2011 based on sales results during the 12-month period ending November 30, 2011. The acquisition added 8 stores in eastern Tennessee and northeast Alabama, which were new areas of Company operations. The acquisition resulted in $3.0 million of goodwill, the majority of which is expected to be deductible for income tax purposes.

        Effective December 1, 2010, the Company acquired the equity interests of a mattress specialty retailer, Maggie's Enterprises, Inc. ("Maggie's"), for $15.7 million, consisting of cash and issuance of a seller note in the principal amount of $7.2 million, as further described in Note 5. The acquisition added 26 stores, primarily in eastern Virginia, an area where the Company did not previously conduct operations. The acquired stores continue to be operated under the name Mattress Discounters pursuant to a license agreement with the owner of the trade name. The acquisition resulted in $11.1 million of goodwill, the majority of which is expected to be deductible for income tax purposes.

        The purchase price paid at closing for several of the acquisitions are subject to typical holdbacks for working capital adjustments and seller indemnifications. Total direct acquisition costs of approximately $0.3 million were charged to general and administrative expense during Fiscal 2010. Resolution of holdbacks and adjustments on 2010 acquisitions resulted in $0.1 million in additional cash used in acquisitions and $0.6 million in additional goodwill during fiscal 2011.

        The allocation of the purchase price to the assets and liabilities of the acquisitions, based on management's estimate of their fair values, and a reconciliation to the cash provided by the acquisitions on the respective acquisition closing dates is as follows (amounts in thousands):

	Maggie's	Peak and Other	Total
Current assets	$4,024	$970	$4,994
Property and equipment	784	3,103	3,887
Goodwill	11,130	2,978	14,108
Other noncurrent assets	3,319	66	3,385
Current liabilities	(2,148)	(763)	(2,911)
Other noncurrent liabilities	(1,375)	(290)	(1,665)

Total assets acquired, net of liabilities assumed	15,734	6,064	21,798
Reconciliation to cash used in acquisitions:
Contingent payment obligation	—	(1,980)	(1,980)
Seller notes issued	(7,200)	—	(7,200)
Cash of acquired businesses	(1,769)	(87)	(1,856)

Cash used in acquisitions, net of cash acquired	$6,765	$3,997	$10,762

        The net sales, pre-tax income and net income included in the Company's Fiscal 2010 results of operations related to the acquisition of Maggie's from the acquisition date to February 1, 2011 were $3.2 million, $0.3 million and $0.2 million, respectively.

        The following table presents the consolidated financial information of the Company on a pro forma basis, assuming that the acquisition of Maggie's had occurred as of February 3, 2010. The historical financial information has been adjusted to give effect to pro forma items that are directly attributable to the acquisitions and are expected to have a continuing impact on the consolidated results. These items include adjustments to record incremental depreciation and amortization expense related to the increase in fair value of the acquired assets.

        The unaudited financial information set forth below has been compiled from the historical financial statements and other information, but is not necessarily indicative of the results that actually would have been achieved had the transactions occurred on the dates indicated or that may be achieved in the future (amounts in thousands except per share amounts):

	Fiscal 2009			Fiscal 2010
	As Reported	Pro Forma Adjustments	Pro Forma	As Reported	Pro Forma Adjustments	Pro Forma
Net sales	$432,250	$21,873	$454,123	$494,115	$20,341	$514,456
Net income (loss)	(4,673)	165	(4,508)	349	147	496
Diluted net income (loss) per common share	$(0.21)	$0.01	$(0.20)	$0.02	$—	$0.02

        Acquisition During Fiscal 2011—Effective November 15, 2011, the Company acquired the leasehold interests, store assets, distribution center assets and related inventory, and assumed certain liabilities, of Mattress Giant Corporation relating to the operation of 55 mattress specialty retail stores and three distribution centers located in the states of Georgia, Missouri, Illinois and Minnesota for a cash purchase price of approximately $7.9 million. The acquired stores will be rebranded as Mattress Firm stores during Fiscal 2012. The acquisition resulted in $3.2 million of goodwill, the majority of which is expected to be deductible for income tax purposes.

        The final purchase price is subject to purchase price holdbacks for adjustments up to $0.5 million which had not settled as of January 31, 2012. Acquisition-related costs for U.S. GAAP purposes are costs the acquirer incurs to effect a business combination, including advisory, legal, accounting, valuation, and other professional or consulting fees. The Company incurred a total of $0.6 million of acquisition-related costs charged to general and administrative expense during Fiscal 2011.

        The allocation of the purchase price to the assets and liabilities of the acquisitions, based on management's estimate of their fair values, and a reconciliation to the cash provided by the acquisitions on the respective acquisition closing dates is as follows (amounts in thousands):

Current assets	$3,815
Property and equipment	1,414
Goodwill	3,165
Intangible assets	150
Other noncurrent assets	81
Current liabilities	(404)
Other noncurrent liabilities	(363)

Cash used in acquisitions, net of cash acquired	$7,858

        Acquisitions During Fiscal 2012—Effective May 2, 2012, the Company completed the acquisition of all of the equity interests in MGHC Holding Corporation ("Mattress Giant") for approximately $44 million subject to customary post-closing purchase price adjustments. The closing was funded with existing cash reserves and $10 million of borrowings under the revolving portion of the 2007 Senior Credit Facility (as defined below). The acquisition added 181 mattress specialty retail stores in certain markets in Florida and Texas where the Company currently operates Mattress Firm stores. The process of rebranding the acquired stores as Mattress Firm commenced immediately after the closing of the transaction with the conversion of in-store merchandising and computer systems and the addition of temporary signage. Permanent rebranding, including renovations and the addition of permanent signage is expected to be complete by the end of fiscal 2012. The acquisition increased the Company's store locations and market share in markets in which the Company previously operated, which generally results in greater expense synergies and leverage over market-level costs, such as advertising and warehousing. The acquisition resulted in $43.0 million of goodwill, the majority of which will not be deductible for income tax purposes.

        The allocation of the purchase price to the assets and liabilities of the acquisition, based on management's estimate of their fair values on the acquisition closing date is as follows (amounts in thousands):

Accounts receivable	$2,909
Inventories	5,167
Prepaid expenses and other current assets	2,819
Property, plant and equipment	3,043
Goodwill	43,000
Intangible assets	5,119
Deferred tax asset	4,255
Security deposits	640
Accounts payable	(12,896)
Accrued liabilities	(7,693)
Customer deposits	(1,559)
Other noncurrent liabilities	(820)

Cash used in acquisition, net of cash acquired	$43,984

        The net sales included in the Company's consolidated statement of operations related to the acquisition of Mattress Giant from the acquisition date to July 31, 2012 was $33.2 million.

        The following table presents the selected consolidated financial information of the Company on a pro forma basis, assuming that the acquisition of Mattress Giant had occurred as of February 2, 2011. The historical financial information has been adjusted to give effect to pro forma items that are directly attributable to the acquisition and are expected to have a continuing impact on the consolidated results. These items include adjustments to record incremental depreciation and amortization expense related to the increase in fair value of the acquired assets.

        The unaudited financial information set forth below has been compiled from the historical financial statements and other information, but is not necessarily indicative of the results that actually would have been achieved had the transaction occurred on the date indicated or that may be achieved in the future (amounts in thousands except per share amounts):

	Twenty-Six Weeks Ended August 2, 2011			Twenty-Six Weeks Ended July 31, 2012
	As Reported	Pro Forma Adjustments	Pro Forma	As Reported	Pro Forma Adjustments	Pro Forma
Net sales	$331,838	$64,434	$396,272	$471,832	$31,825	$503,657
Net income	4,665	1,941	6,606	19,821	1,479	21,300
Diluted net income per common share	$0.21	$0.08	$0.29	$0.59	$0.04	$0.63

        The Company incurred a total of $0.6 million and $1.8 million of acquisition-related costs for the thirteen and twenty-six weeks ended July 31, 2012, respectively, related to the Mattress Giant acquisition.